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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

                             ALPHA INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                  04-2302115
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


                        20 SYLVAN ROAD, WOBURN, MA 01801
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               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                             Name of Each Exchange on Which
to be so Registered                             Each Class is to be Registered
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         None                                              None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d)(1), check the following box. |X|

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.25 par value
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                                (Title of class)




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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Reference is made to the Registrant's Registration Statement on Form S-3 (Registration No. 33-63857), filed with the Securites and Exchange Commission under the Securities Act of 1933, as amended. The description of the Common Stock required by Item 202 of Regulation S-K, which is contained under the caption "Description of Capital Stock and Other Matters" in the Company's prospectus forming part of the Company's Registration Statement on Form S-3 (Registration No. 33-63857), is incorporated herein by reference.

ITEM 2.  EXHIBITS.

1.* Specimen Certificate of Common Stock (Filed as Exhibit 4(a) to the Registration Statement on Form S-3 (Registration No. 33-63857)).

2.* Restated Certificate of Incorporation (Filed as Exhibit 3(a) to the Registration Statement on Form S-3 (Registration No. 33-63857)).

3.* Amended and Restated By-Laws of the Registrant dated April 30, 1992 (Filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-Q for the year ended March 29, 1992).

* Not filed herewith. In accordance with Rule 12b-32 promulgated pursuant to the Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

                                    SIGNATURE
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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)          ALPHA INDUSTRIES, INC.
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(Date)                May 29, 1998
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(By)                  /s/ Thomas C. Leonard
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                      Thomas C. Leonard, President and Chief Executive Officer